SEGALL BRYANT & HAMILL SMALL CAP CORE FUND Retail Class: SBHCX; Institutional Class: SBASX
Summary Prospectus	December 31, 2019

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.sbhfunds.com/literature/. You can also get this information at no cost by calling (800) 392-2673, or by contacting your financial intermediary. You may get this information at no cost by sending an email request to Fulfillment@ultimusfundsolutions.com. The Fund’s prospectus and statement of additional information, each dated December 31, 2019, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (800) 392-2673 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (800) 392-2673. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Investment Objective

The Segall Bryant & Hamill Small Cap Core Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Retail Class		Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)		$12.00		—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.80%		0.80%
Other Expenses(1)	0.41%		0.41%
Shareholder Service Fee	0.25%		0.10%
All Other Expenses		0.66%		0.51%
Total Annual Fund Operating Expenses		1.46%		1.31%
Fee Reductions and/or Expense Reimbursements		0.32%(2)		0.32%(2)
Total Annual Fund Operations Expenses After Fee Waivers and Expense Reimbursements		1.14%(2)		0.99%(2)

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(2)

The Adviser has contractually agreed until at least April 30, 2021, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% and 0.99% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

SEGALL BRYANT & HAMILL SMALL CAP CORE FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retail Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the three-year period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years
Retail Class	$116	$388
Institutional Class	$101	$342

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account.

Principal Investment Strategies of the Fund

Under normal circumstances at least eighty percent (80%) of the value of the Fund’s net assets, plus any borrowings for investment purposes, is invested in small-cap companies. The Fund considers small-capitalization companies to be companies with capitalization within the range of the capitalization of those companies included in the Russell 2000® Index at the time of purchase. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small-capitalization companies. As of September 30, 2019, the benchmark capitalization range was $16 million to $7.4 billion. The size of companies in the Russell 2000® Index changes with market conditions. In addition, changes to the composition of the Russell 2000® Index can change the market capitalization range of companies in the Russell 2000® Value Index and, therefore, the market capitalization range of companies in which the Fund invests. The Russell 2000® Value Index is reconstituted annually, typically on June 30 of each year, to seek to ensure that stocks of larger companies do not distort the performance and characteristics of the Index.

●

The Fund is not limited to the stocks included in the Russell 2000® Index. With respect to portfolio structure, the Adviser maintains exposure to most sectors within the benchmark; however, with an active management process, there will be variances in sector exposure relative to the benchmark index. The Adviser maintains guidelines to monitor this variance. The portfolio typically holds between 65 to 85 stocks.

●

The investment process used by the Fund’s adviser, Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), is driven by a combination of quantitative analysis (which may encompass techniques such as evaluation of financial data or statistical/mathematical modeling), fundamental analysis (which may include assessments of a company’s holdings or key characteristics, as well as broader economic factors) and experienced judgment.. The Adviser searches for companies it believes are attractively priced relative to historical valuation, peer groups, and the market, concentrating most on cash flow capability over time.

●

Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

Small Company Risk: The Fund is also subject to the general risk that the stocks of smaller and newer companies can involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Small companies in which the Fund may invest typically lack the financial resources, product diversification, and competitive strengths of larger companies which may cause the value of the Fund to be more volatile. Small companies may be more thinly-traded than larger, more established companies.

SEGALL BRYANT & HAMILL SMALL CAP CORE FUND

Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Fund’s advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

Market Risk: The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Indirect Foreign Exposure Risk: Investments in U.S.-traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights. These risks will vary from time to time and from country to country especially if the country is considered an emerging market or developing country.

Sector Focus Risk: The Fund may, for finite periods and from time to time, focus its investments in companies that are in a single sector or related sector, due to reasons such as a rebalancing or reconstitution of a benchmark index. Focusing investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are focused, the Fund may perform poorly during that period.

New Fund Risk: The Fund is new and has limited performance history for investors to review.

Bar Chart and Performance Table

For periods prior to December 31, 2019, the performance shown below is for the Lower Wacker Small Cap Investment Fund, LLC, an unregistered limited partnership managed by the portfolio managers of the Segall Bryant & Hamill Small Cap Core Fund (the “Predecessor Fund”). The Predecessor Fund was reorganized into the Institutional Class shares on January 2, 2020, the date that the Segall Bryant & Hamill Small Cap Core Fund commenced operations. The Segall Bryant & Hamill Small Cap Core Fund has been managed in the same style and by the same portfolio managers since the Predecessor Fund’s inception on December 15, 2003. The Segall Bryant & Hamill Small Cap Core Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the Predecessor Fund’s investment goals, policies, guidelines and restrictions. The Predecessor Fund’s annual returns and long-term performance reflect the actual fees and expenses that were charged when the Segall Bryant & Hamill Small Cap Core Fund was a limited partnership. The Predecessor Fund’s performance is net of management fees and other expenses. From its inception on December 15, 2003, through December 31, 2019, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”) or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if they had been applicable, might have adversely affected the Segall Bryant & Hamill Small Cap Core Fund’s performance.

Retail Class shares would have similar annual returns to Institutional Class shares and the Predecessor Fund because they are invested in the same portfolio of securities, however, the returns for Retail Class shares would be different from the Institutional Class shares and the Predecessor Fund because Retail Class shares have different expenses than Institutional Class shares and the Predecessor Fund. Performance information for Retail Class shares will be included after the share class has been in operation for one complete calendar year.

SEGALL BRYANT & HAMILL SMALL CAP CORE FUND

The Predecessor Fund’s past performance shown below is not necessarily an indication of how the Segall Bryant & Hamill Small Cap Core Fund will perform in the future. The following bar chart and table provide an indication of the risk of investing in the Segall Bryant & Hamill Small Cap Core Fund by showing changes in the Predecessor Fund’s performance from year to year, and by showing how the Predecessor Fund’s average annual returns for one year, five years, and ten years for the Institutional Class, compared with those of an unmanaged index of securities. The Segall Bryant & Hamill Small Cap Core Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.sbhfunds.com or call toll-free (800) 392-2673.

Retail Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: 6/30/09 23.82%	Lowest Quarterly Return: 9/30/11 -18.56%

The returns above are for the Institutional Class of the Fund. The Retail Class would have substantially similar annual returns to the Institutional Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

Average Annual Total Returns (for the Periods Ended December 31, 2018)

The Predecessor Fund was an unregistered limited partnership and, therefore, did not qualify as a regulated investment company for federal income tax purposes and was not required to make regular distributions of income or capital gains. As a result, after-tax returns for the Predecessor Fund are not shown.

Segall Bryant & Hamill Small Cap Core Fund	1 Year	5 Years	10 Years
Institutional Class Return	-5.22%	3.75%	11.62%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	-11.01%	4.41%	11.97%

Management

Investment Adviser

Segall Bryant & Hamill, LLC

SEGALL BRYANT & HAMILL SMALL CAP CORE FUND

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Jeff C. Paulis, CFA Senior Portfolio Manager, Principal - Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	Since Inception in 2020
Mark T. Dickherber, CFA, CPA Director of Small Cap Strategies, Principal - Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	Since Inception in 2020

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.sbhfunds.com, by telephone at (800) 392-2673, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly, or annually). You may redeem shares of the Fund on any business day by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or Section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.